Exhibit 10.1

FIRST AMENDMENT TO LEARNINGSTAR CORP.

AMENDED AND RESTATED 2001 STOCK OPTION AND INCENTIVE PLAN

THIS FIRST AMENDMENT TO LEARNINGSTAR CORP. AMENDED AND RESTATED 2001 STOCK OPTION AND INCENTIVE PLAN (this “First Amendment”), dated as of March 31, 2004, is made and adopted by Excelligence Learning Corporation, a Delaware corporation formerly known as LearningStar Corp. (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Company maintains the LearningStar Corp. Amended and Restated 2001 Stock Option and Incentive Plan (the “Plan”);

WHEREAS, pursuant to paragraph 16 of the Plan, the Board of Directors of the Company (the “Board”) may at any time wholly or partially amend the Plan without stockholder approval provided that the amendment does not increase the limits imposed in paragraph 4 of the Plan on the maximum number of shares which may be issued under the Plan or extend the term of the Plan under paragraph 16 of the Plan;

WHEREAS, the Board desires to amend the Plan as set forth herein in order to modify the expiration date of the Plan in accordance with Section 422 of the Internal Revenue Code of 1986, as amended; and

WHEREAS, this First Amendment was adopted by the Board on March 31, 2004.

NOW, THEREFORE, in consideration of the foregoing, the Plan is hereby amended as follows:

1. The first sentence of paragraph 5 of the Plan is hereby amended and restated as follows:

“Stock Rights may be granted after the Plan is approved by the Board, and Stock Rights may no longer be granted after March 14, 2011, the tenth (10th) anniversary of the date of the Board’s initial adoption of the Plan.”

2. The second sentence of paragraph 16 of the Plan is hereby amended and restated as follows:

“The Plan shall expire on March 14, 2011, the tenth (10th) anniversary of the date of the Board’s initial adoption of the Plan (except as to Options outstanding on that date).”

3. This First Amendment shall be and is hereby incorporated in and forms a part of the Plan.

4. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein.

[signature page follows]

I hereby certify that the foregoing First Amendment to LearningStar Corp. Amended and Restated 2001 Stock Option and Incentive Plan was duly adopted by the Board of Directors of Excelligence Learning Corporation on March 31, 2004.

Executed on this 31st day of March, 2004.

By:	/s/ Vikas Arora

Name:	Vikas Arora
Title:	Secretary

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